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                                                                   EXHIBIT 10.15


                                 AMENDMENT NO. 1
                                       TO
                       SHARES SALE AND PURCHASE AGREEMENT


Amendment No. 1, dated as of December 31, 2001 (the "Amendment"), to the Shares Sale and Purchase Agreement dated November 28, 2001 (the "Agreement"), by and among Image Sensing Systems, Inc., a company incorporated in Minnesota, USA ("ISS"), Berkeley Development Limited, a company incorporated in the British Virgin Islands ("BDL"), Mr. Mats Johan Billow, a resident of Hong Kong ("Billow"), and Grove Place Limited, a company incorporated in the British Virgin Islands ("Grove").

         WHEREAS, the parties to this Amendment previously entered into the Agreement, pursuant to which BDL, Billow and Grove (collectively, the "Vendors") have agreed to sell, and ISS has agreed to purchase, all of the outstanding shares, par value HK$1.00 per share, of Flow Traffic Limited, a company incorporated in Hong Kong, owned by the Vendors; and

         WHEREAS, the parties desire to amend the Agreement in certain respects, in accordance with Section 9 of the Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

1.       Amendment of the Agreement.  The Agreement shall be amended as follows:

         (a) Section 5(e) of the Agreement is hereby amended to read in its entirety as follows:

         "US$125,000 of the Billow Consideration shall be payable by ISS in the form of a non-interest bearing, non-negotiable note convertible into 50,000 shares of common stock of ISS, par value US$.01 per share, at any time within five years from the date of issuance (the "Billow Note"). Billow may demand payment for the Billow Note at any time after April 1, 2003; provided that the Billow Note may be prepaid at the option of ISS for its face amount at any time during calendar year 2002 or for US$150,000 at any time after April 1, 2003. If not converted or paid by January 7, 2007, the Billow Note will be redeemed by ISS on such date for its face amount of US$125,000."

         (b) Section 5(f) of the Agreement is hereby amended to read in its entirety as follows:

         "US$125,000 of the Grove Consideration shall be payable by ISS in the form of a non-interest bearing, non-negotiable note convertible into 50,000 shares of common stock of ISS, par value US$.01 per share, at any time within five years from the date of issuance (the "Grove Note"). Grove may demand payment for the Grove Note at any time after April 1, 2003; provided that the Grove Note may be prepaid at the option of ISS for its face amount at any time during calendar year 2002 or for US$150,000 at any time after April 1, 2003. If not converted or paid by January 7, 2007, the Grove Note will be redeemed by ISS on such date for its face amount of US$125,000."

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         2.       Counterparts. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.

                              IMAGE SENSING SYSTEMS, INC.

                              /s/ William L. Russell
                              --------------------------------------------
                              Name:  William L. Russell
                              Title:  Chairman and Chief Executive Officer


                              BERKELEY DEVELOPMENT LIMITED

                              /s/ Johan Billow
                              --------------------------------------------
                              Name:  Johan Billow
                              Title:  Director


                              MR. MATS JOHAN BILLOW

                              /s/ Johan Billow
                              --------------------------------------------


                              GROVE PLACE LIMITED


                              /s/ Anthony H. Gould
                              --------------------------------------------
                              Name:  Anthony H. Gould
                                     Title: